UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 3, 2021, Ovintiv Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with Kimmeridge Active Engagement, LLC, Kimmeridge Energy Management Company, LLC and Kimmeridge Engagement Management, L.P. (collectively, the “Investors”), which have a combined economic exposure of approximately 2.5% of the outstanding shares of the Company’s common stock.

Under the Agreement, the Company agreed to: (i) cause the number of members of the board of directors of the Company (the “Board”) to be increased by one director, resulting in one vacancy on the Board, and (ii) appoint Katherine Lucas Minyard (the “New Director”) to serve on the Board.

Pursuant to the Agreement, the Investors agreed to withdraw the nomination of Erin Blanton, Benjamin Dell and Katherine Lucas Minyard in connection with the 2021 annual meeting of the Company’s stockholders (the “2021 Annual Meeting”) and agreed not to nominate any new nominee for election at the 2021 Annual Meeting in substitution thereof. In connection with the 2021 Annual Meeting, the Investors also agreed to vote, or cause to be voted, all of the Company’s common stock owned by the Investors or their controlled or controlling affiliates in favor of (i) the directors nominated by the Board, (ii) the appointment of the Board’s recommended independent auditor and (iii) any execution compensation proposals, including the say on pay vote, in each case, in accordance with the Board’s recommendations.

Under the Agreement, the Investors have agreed to certain standstill restrictions until the date that is the earlier of (i) thirty days prior to the last day of the time period, established pursuant to the Company’s Bylaws, for stockholders to deliver notice to the Company of director nominations to be brought before the 2022 annual meeting of the Company’s stockholders and (ii) January 28, 2022. These standstill restrictions include, but are not limited to (i) engaging in any solicitation of proxies or consents with respect to the election or removal of directors of the Company; (ii) encouraging, advising or influencing any other person with respect to the giving or withholding of any proxy involving the Company or the Board; (iii) forming or joining a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) with respect to the common stock and other voting securities of the Company; (iv) selling, offering or agreeing to sell, through swap or hedging transactions or otherwise, voting rights decoupled from the underlying Company common stock; (v) making or participating in any tender offer, exchange offer, merger, consolidation, acquisition, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or its subsidiaries; (vi) entering into a voting trust, arrangement or agreement with respect to any Company voting securities (other than granting proxies in solicitations approved by the Board); (vii) seeking, alone or in concert with others, representation on the Board or the removal of any member of the Board, except as provided in the Agreement; (viii) making any stockholder proposal; (ix) making any statutory demand for books and records; (x) making certain public proposals, including with respect to changes in the number or term of directors or filling vacancies on the Board, changes in capitalization or dividend policy, amendments to governing documents, delisting of securities or termination of registration of securities; or (xi) instituting litigation or other proceedings, or entering into negotiations or agreements with third parties, to effect actions prohibited by the standstill restrictions. The standstill restrictions terminate automatically upon the Investors’ delivery of written notice to the Company of a material breach of the Agreement by the Company, if such breach has not been cured within five (5) business days following receipt by the Company of such written notice.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, Ms. Minyard was appointed to serve as a director on the Board. As of the filing of this Current Report on Form 8-K, Ms. Minyard has not been appointed to a committee of the Board. Ms. Minyard will enter into a customary indemnification agreement with the Company in connection with her appointment as a director, consistent with those entered into with the Company’s other directors. Ms. Minyard will receive compensation for her services on the Board in accordance with the Company’s non-employee director compensation practices as described in the Corporation’s 2020 Proxy Statement filed with the Securities and Exchange Commission on March 19, 2020. Except as disclosed in Item 1.01 of this Current Report on Form 8-K, there are no arrangements or understandings between Ms. Minyard and any other person pursuant to which Ms. Minyard was selected as a director and there are no transactions involving Ms. Minyard that require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On March 4, 2021, the Company issued a news release announcing entry into the Agreement. The full text of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1	Letter Agreement, by and among Ovintiv Inc., Kimmeridge Active Engagement, LLC, Kimmeridge Energy Management Company, LLC and Kimmeridge Engagement Management, L.P., dated March 3, 2021.

99.1	News Release dated March 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Letter Agreement, by and among Ovintiv Inc., Kimmeridge Active Engagement, LLC, Kimmeridge Energy Management Company, LLC and Kimmeridge Engagement Management, L.P., dated March 3, 2021.

99.1	News Release dated March 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVINTIV INC.

Date: March 5, 2021	By:	/s/ Dawna I. Gibb
Dawna I. Gibb
Assistant Corporate Secretary